SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : November 12, 2019

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On November 12, 2019, National Health Investors, Inc. (the “Company”) announced that Roger Hopkins retired as Principal Accounting Officer effective November 7, 2019. In connection with his retirement, the Company and Mr. Hopkins entered into a separation agreement (the “Separation Agreement”). Subject to the terms of the Separation Agreement, including effectiveness of a general release of claims against the Company, Mr. Hopkins will be entitled to receive twelve months of his base salary and subject to board approval, a lump sum of $137,500 on or before March 15, 2020 for that portion of executive bonuses related to the increase of dividends, and the Company will continue to provide group health, vision and dental benefits for a period of twelve months. In addition, Mr. Hopkins’s outstanding options will continue to vest for twelve months and will remain exercisable for that twelve month period. Finally, the Company will also provide Mr. Hopkins with twelve months of outplacement services.

On November 12, 2019, the Company announced the appointment of John Spaid as the Company’s Chief Financial Officer and Ron Reel as the Company's Chief Accounting Officer, both effective November 8, 2019. Mr. Spaid, age 59, was the Executive Vice President of Finance and has been since he joined the Company in March 2016. Mr. Spaid will continue as Executive Vice President of Finance and will add the role of Chief Financial Officer to his current position. In connection with his promotion, Mr. Spaid’s salary was increased to $250,000. Mr. Reel, age 63, was the Controller of the Company, a position he has held since 2013.

The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is also incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index
Number	Exhibit
99.1	Press Release in HTML format, dated November 12, 2019, titled "NHI Announces Appointment of Chief Financial Officer."
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:	/s/Eric Mendelsohn

Name:	Eric Mendelsohn

Title:	Chief Executive Officer

Date:    November 12, 2019